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                                                                   EXHIBIT 10.5


                                PROMISSORY NOTE
                                  Bridge Loan


AMOUNT: $803,873.68                             DATE: October 17, 1994

INTEREST RATE: 8% (Eight percent)               COMPOUNDED: Annually

FOR VALUE RECEIVED, the undersigned hereby promises to pay to the order of Hypercom, Inc., the amount set forth above, together with interest rate specified above on the unpaid balance. The aforementioned amount shall be used by the undersigned for the purchase of real property located at 16 Moon Mountain Trail, Phoenix, Arizona 85023. Said sum shall be paid within six (6) months from the close on the sale of the collateral located at 14263 North 15th Drive, Phoenix, Arizona 85023 (hereinafter "Collateral Security").

All payments shall be first applied to interest and the balance to principal.

This note may be prepaid, at any time, in whole or in part, without penalty.

This note shall at the option of any holder hereof be immediately due and payable upon the occurrence of any of the following:

          1. Failure to make any payment due hereunder within thirty (30) days of its due date;

          2. Breach of any condition of any security interest, mortgage, pledge agreement or guarantee granted as Collateral Security for this note;

          3. Breach of any condition of any security or mortgage, if any, having a priority over any security agreement or mortgage on collateral granted, in whole or in part, as Collateral Security for this note;

          4. Upon the death, dissolution or liquidation of the undersigned; or

          5. Upon the filing by any of the undersigned of an assignment for the benefit of creditors, bankruptcy, or for relief under any provisions of the Bankruptcy Code; or by suffering an involuntary petition in bankruptcy or receivership not vacated within thirty (30) days.

In the event this note shall be in default, and placed with an attorney for collection, then the undersigned agreed to pay all reasonable attorney fees and costs of collection. Payments not made within five days of due date shall be subject to a late charge of one percent (1%) of said payment. All payments hereunder shall be made to such address as may from time to time be designated by any holder hereof.

The undersigned and all other parties to this note, whether as endorsers, guarantors or sureties, agree to remain fully bound hereunder until this note shall be fully paid and waive demand, presentation and protest and all notices thereto and further agreed to remain bound, notwithstanding any extension, modification, waiver, or other indulgence by any holder or upon the discharge or release of any obligor hereunder or to this note, or upon the exchange, substitution, or release of any collateral granted as security for this note. No modification or indulgence by any holder hereof shall be binding unless in writing; any indulgence on any one occasion shall not be an indulgence for any other of future occasion. Any modification or change of terms, hereunder granted by any holder hereof, shall be valid and binding upon each of the undersigned, notwithstanding the acknowledgment of any of the undersigned, and each of the undersigned does hereby irrevocably grant to each of the others a power of attorney to enter into any such modification on their behalf. The rights of any holder hereof shall be cumulative and not necessarily successive. This note shall take effect as a sealed instrument and shall be construed, governed and enforced in accordance with the law of the State of Arizona.

In witness whereof, this Promissory Note has been executed as of the date first hereinabove written.



/s/ George R. Wallner
    -----------------------------------
    George R. Wallner

                                           -------------------------------------
                                                       OFFICIAL SEAL
                                                    SHANNON N. STEUDLER
                                        [SEAL] Notary Public - State of Arizona
                                                      MARICOPA COUNTY
                                              My Comm. Expires March 31, 1997
                                           -------------------------------------


Subscribed and sworn to before me this 17th day of October, 1994.

               /s/ Shannon N. Steudler
                   -----------------------------------
                   Notary Public